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                SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549
                          ---------------

                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

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                         NOVEMBER 9, 1999

         Date of report (Date of earliest event reported)

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                  Commission File Number: 0-18108

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                          FINET.COM, INC.
       Exact name of registrant as specified in its charter)

                             DELAWARE
                     (State or jurisdiction of
                  incorporation or organization)

                   2527 CAMINO RAMON, SUITE 200
                        SAN RAMON, CA 94583
              (Address of principal executive office)

                            94-3115180
               (IRS Employer Identification Number)

                 Telephone Number: (925) 242-6550
       (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On September 30, 1999, the Board of Directors approved the
Restated Bylaws of the Company, attached hereto as Exhibit 3.

On November 15, 1999, the Company moved its corporate headquarters from 3021 Citrus Circle, Suite 150, Walnut Creek, California to
2527 Camino Ramon, Suite 200, San Ramon, California. A copy of the press release is attached as Exhibit 99.1


ITEM 8.  CHANGE IN FISCAL YEAR

Effective November 9, 1999, FiNet.com, Inc. has changed its fiscal year end from April 30 to December 31. The Company will file a Form 10-Q for the regular quarter ended October 31, 1999. The transition period will be covered in a Form 10-K for the stub period ending December 31, 1999.


ITEM 7. EXHIBITS

EXHIBIT  3.(ii)  Restated Bylaws of FiNet.com, Inc.

EXHIBIT  99.1   Press Release dated September 15, 1999 entitled
"FiNet.com Consolidates Western Business Units in New Headquarters at Bishop Ranch to Expand Operations."

EXHIBIT  99.2    Press Release dated November 9, 1999 entitled
"FiNet.com to Announce Results for Period Ending October 31, 1999
Company announces change to fiscal calendar year effective January
1, 2000"

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF
1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON
ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET.COM, INC.

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Date: November 24, 1999            /s/   GARY A. PALMER
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                                   GARY A. PALMER
                                   (PRINCIPAL FINANCIAL OFFICER)
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